SUPPLEMENT DATED SEPTEMBER 19, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

PORTFOLIO OPTIMIZATION GROWTH PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2014

This supplement revises the Portfolio Optimization Growth Portfolio Class I and P Shares summary prospectus dated May 1, 2014 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective as of October 15, 2014. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The Tactical Strategy Portfolio and Tactical International Portfolio (together, the “Tactical Portfolios”) will no longer be available for investment by the Fund. As a result, the 5th, 6th and 7th paragraphs in the Principal Investment Strategies subsection, which discuss the Tactical Portfolios, will be deleted. In addition, the 8th and 9th paragraphs will be deleted and replaced with the following:

The Fund may invest a significant portion of its assets in any single Underlying Fund. The Fund will be as fully invested as practical, but it may maintain liquidity reserves to meet redemption requests.

The asset class targets shown above are targets and the actual amounts invested in the two major asset classes may vary because of market movements or strategic decisions made by PLFA; however, the Fund’s assets allocated to the two major asset classes are not normally expected to vary by more than 10% from the asset class target amounts. When determining which Underlying Fund corresponds to the selected investment styles and security types, PLFA takes into account that an Underlying Fund may utilize more than one investment style and may invest in more than one type of security.

In the Principal Risks from Holdings in Underlying Funds subsection, Volatility Management Risk will be deleted.